***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit 10.15(g)

FIFTH AMENDATORY AGREEMENT

This FIFTH AMENDATORY AGREEMENT is made and entered into effective as of the 18lh day of July, 2006 (the “Fifth Amendment Effective Date”) by and among STANLEY LOGISTICS, INC., a Delaware corporation, and THE STANLEY WORKS, a Connecticut Corporation, with its principal place of business at 1000 Stanley Drive, New Britain, Connecticut 06053 (collectively “OWNER”), and MAGLA PRODUCTS, INC., a New Jersey corporation with its principal place of 159 South Street, P.O. Box 1934, Morristown, New Jersey 07960-7900 (hereinafter “LICENSEE”).

WHEREAS, OWNER and LICENSEE have entered into a License Agreement effective November 2, 1998, an Amendatory Agreement dated November 11, 1999, a Letter Agreement dated September 29, 2000, a Second Amendatory Agreement dated September 28, 2001, a Third Amendatory Agreement dated December 23, 2002, and a Fourth Amendatory Agreement dated as of June 18, 2003 (collectively, all of such documents are referred to herein as the “Agreement”); and

WHEREAS, OWNER and LICENSEE desire to modify and amend the Agreement;

NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, OWNER and LICENSEE agree as follows:

1.
Effective as of the Fifth Amendment Effective Date, the section MINIMUM GUARANTEED PAYMENTS set forth in EXHIBIT 3 of the Agreement shall be, and it hereby is, amended as follows solely in connection with the Minimum Guaranteed Payment due on or before December 15, 2006:

TOTAL MINIMUM GUARANTEED PAYMENTS

Due on or before	[***]
12/15/06

2.
Except as modified and amended herein, the terms and conditions of the Agreement shall remain in full force and effect. The Agreement and this Fifth Amendatory Agreement constitute the entire understanding, oral and written, of the parties hereto and may not be changed except by a written document signed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendatory Agreement as of the date first above written.

MAGLA PRODUCTS, LLC		THE STANLEY WORKS

By:	/s/ Jordan Glatt	By:	/s/ Donald R. McIlnay

Name:	Jordan Glatt	Name:	Donald R. McIlnay

Title:	President	Title:	SR VP – President Tools Group

Date:	July 18, 2006	Date:	08/10/06

STANLEY LOGISTICS, INC.

		By:	/s/ Scott A. Bannell

		Name:	Scott A. Bannell

		Title:	President

		Date:	7/29/06